SIX CIRCLES FUNDS

Six Circles Credit Opportunities Fund

Supplement dated November 1, 2021

to the Summary Prospectus and Prospectus dated May 1, 2021, as supplemented

On October 28, 2021, the Board of Trustees for the Six Circles Credit Opportunities Fund (the “Fund”) approved the addition of the Pacific Investment Management Company LLC (“PIMCO”) Asia High Yield investment strategy as an additional investment strategy for the Fund effective October 28, 2021 (the “Effective Date”). PIMCO is currently a sub-adviser to the Fund, but will now also utilize its Asia High Yield investment strategy for Fund assets allocated to the Asia High Yield sleeve of the Fund by J.P. Morgan Private Investments Inc., the adviser to the Fund.

On the Effective Date, the following is added to the end of the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Summary Prospectus and Prospectus and the end of the “More About the Fund — SIX CIRCLES CREDIT OPPORTUNITIES FUND (“CREDIT OPPORTUNITIES FUND”) — Principal Investment Strategies” section of the Prospectus, relating to PIMCO:

PIMCO — Asia High Yield

With respect to the portion of the Fund allocated to PIMCO’s Asia High Yield Strategy, PIMCO invests in a combination of fixed income instruments of issuers that are economically tied to Asia ex-Japan countries and related derivatives on such securities. PIMCO will utilize a credit (i.e., fixed income) strategy that seeks to deploy PIMCO’s total return investment approach. This total return investment approach includes both top-down and bottom-up decision making inputs to help PIMCO to identify multiple sources of value. Top-down strategies focus on both short-term and longer-term global macroeconomic considerations and forces likely to influence the global economy and financial markets (such as interest rates and the rate of inflation) and provide context for regional and sector selection. Bottom-up strategies drive the security selection process by analyzing individual securities and are key to PIMCO’s ability to select what PIMCO considers to be undervalued securities in the fixed income market.

On the Effective Date, the following is added to the end of the “Risk/Return Summary — Management — Sub-Advisers and Sub-Sub-Advisers” section of the Summary Prospectus and Prospectus, relating to PIMCO:

PIMCO — Asia High Yield

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Stephen Chang	2021	Portfolio Manager
Abhijeet Neogy	2021	Portfolio Manager
Lucien Lu	2021	Portfolio Manager

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

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SUPP-6C-2021-18